UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Item 1: Report to Shareholders

Institutional Global Equity Fund	October 31, 2009

T. Rowe Price Institutional Global Equity Fund

Highlights

• Global equities generated strong gains during the past 12 months following a crushing sell-off in late 2008 and early 2009.

• Your fund provided excellent returns during the 6- and 12-month periods ended October 31, 2009, as the market recovered from one of the worst periods for equity investors in history.

• The changes we made in the portfolio due to the evolving economic environment proved successful, particularly our holdings in companies that were less cyclical. Our underweight in materials and some energy holdings restrained fund results.

• Despite ongoing economic headwinds, we believe our portfolio has the potential to deliver strong returns as we identify companies with attractive stock valuations and the ability to grow earnings as the recovery takes hold.

The views and opinions in this report were current as of October 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Global Equity Fund

Dear Investor

Global equities fell to multiyear lows early in the year before embarking on a powerful rally that recouped some earlier losses. The net results were strong gains during the past 12 months following a crushing global sell-off. A combination of stimulus packages enacted by governments and central banks across the globe fueled this remarkable performance. In this extraordinary environment, your fund generated excellent returns during the fiscal year.

Your fund returned 26.82% and 26.26% during the 6- and 12-month periods ended October 31, 2009, respectively. The gains occurred as the market recovered from one of the worst periods for equity investors in history. Fund performance was somewhat behind the return for the MSCI All Country World Index and outpaced the Lipper Global Large-Cap Growth Funds Average for the six-month period. (In July, Lipper moved your fund from the global multi-cap growth funds category into its global large-cap growth funds category, and we agree that this change better reflects the fund’s investment focus.) Over the past 12 months, your fund surpassed both benchmarks by fairly wide margins. Investors rediscovered their appetites for risk following massive efforts to end the widespread asset meltdown and breathe new life into the global economy.

Market Review

In late 2008 and early 2009, shock waves from the financial crisis and the ensuing economic collapse weighed on markets. An unprecedented package of supportive measures enacted by governments around the world, however, helped restore stability to the financial system and allowed companies to regain access to credit. Other policies, in the form of interest rate cuts, tax breaks, and subsidies, were implemented in an attempt to underpin consumer spending. Markets hit their lows in early March before turning higher in anticipation of a recovery in the global economy. They strengthened further as most developed countries, which had been hardest hit by the slowdown, gradually clawed their way back from the recession.

The performances of global economies, stock markets, and currencies varied sharply. U.S. and European equities posted double-digit gains during the past six months, recovering from steep declines at their lowest points during the year. Corporate earnings in these countries were supportive, holding up better than had been forecast at the trough of the economic slowdown. Companies proved adept at cutting costs and running down inventories to counter falling revenues. Of the major developed markets, Japan was relatively weak as its exporters struggled to cope with a rise in the yen, and equities were affected by persistent deflationary pressures within the economy. However, with the financial crisis originating and largely unfolding in the developed world, many emerging countries came through with a muted impact on their financial systems. Most soon regained the high economic growth rates that they had experienced for much of the decade. That, combined with a widespread renewal of investors’ appetite for riskier assets, helped emerging market stocks post far higher returns than their developed counterparts. The strength of many currencies against the U.S. dollar augmented returns for U.S. investors as they searched for higher yields.

There was also a sharp differentiation in performance among sectors. Materials delivered the strongest returns, boosted by renewed global demand for commodities, with China’s capital expenditure program acting as a key influence. The information technology sector also outperformed as many companies that had endured the bursting of the dot-com bubble proved adept at navigating the downturn. The financials sector enjoyed a spectacular turnaround in the second half of the fiscal year, more than doubling from its lows as investors became increasingly convinced that the worst of the financial crisis had passed. A notable laggard was the health care sector, which was overshadowed by uncertainty about the scope of U.S. reforms.

Portfolio Performance and Strategy

The changes we made in the portfolio in light of the rapidly evolving economic environment proved successful, particularly our emphasis on holdings that were more durable and less cyclical. Two stand-out examples were Amazon.com and Apple, both of which we believed would come through the downturn with their market position strengthened. Amazon offered a robust business model and significant competitive advantages, and when its stock appeared undervalued early in the period, we added to our existing holdings. The move was rewarding as the company was able to maintain its high growth rates, with a boost from international operations, all the while taking market share from competitors that were forced to retrench in a contracting economy. We followed a similar course of action with Apple, increasing our position during a period of stock price weakness late in 2008. Its products clearly demonstrated their ability to redefine the user experience, helping the company build its unique global brand along with pricing power and high profitability. The iPhone maintained this momentum, allowing Apple to outstrip expectations for sales, take market share from rivals, and deliver strong returns for stockholders. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Financials remained in the spotlight for most of the period, and here our strategy was broadly similar: We endeavored to identify well-run, strongly capitalized companies that were likely to emerge as winners. JPMorgan Chase, in which we initiated a position at the height of the financial crisis in late 2008, was such an opportunity. JPMorgan, while not without problems of its own, enjoyed a healthier balance sheet than its peers. JPMorgan’s stock had traded down to distressed valuations despite its relatively strong position and continued profitability. As government measures gained traction, investors once again began to differentiate between winners and losers in the industry, focusing on JPMorgan’s strength and driving a significant rise in its stock price.

Emerging markets made substantial gains over the six-month period, and some of the portfolio’s best performers were from developing countries. They included the Indian company GMR Infrastructure, a developer of airports, toll roads, and power plants, which suffered last year as the scarcity of credit caused by the financial crisis drove up funding costs for its projects. The stock recovered as credit markets began to normalize, and it received a further boost from the results of the Indian election, which heralded a renewed push to modernize the country’s infrastructure.

The Latin American wireless company America Movil was another emerging market holding that outperformed. A significant holding in the portfolio for many years, its stock price declined in 2008 because of the global crisis that sparked weakness in Mexico’s currency and concerns about a slowdown in company revenues. However, in our view, America Movil remained a high-quality business with attractive earnings growth and very strong cash flows reflected in payments to shareholders. This consistent approach during the crisis paid off later as the company’s revenues and margins proved resilient and its stock delivered strong gains.

The negative impacts on portfolio performance occurred largely in the materials and energy sectors. Our underweight exposure to the materials sector—the benchmark’s best performer over the last 12 months as commodity prices rebounded far more quickly than predicted—hurt results. In addition, our investments among energy companies performed poorly. The Russian state-owned gas producer Gazprom, despite its substantial reserves, continued to suffer from uncertainty about changes to the country’s domestic energy pricing structure.

At the individual stock level, we continue to concentrate on strong companies with the potential to deliver robust results and enhance long-term earnings in both the tough current environment and in the early stages of the next economic cycle. But with such significant changes in the economic environment over the last 12 months, it is unsurprising that portfolio positioning at the sector and regional level has also evolved.

The health care sector now represents the largest overweight in the portfolio, and there are several reasons behind our conviction. The uncertainty surrounding the reform of the U.S. health system has driven many stocks down to attractive levels relative to their history and the broader market. Some stocks appear to be pricing in an overly negative outcome from the reform debate. To the extent that changes are implemented, companies with commercial exposure should be able to adjust pricing, helping to mitigate the regulatory impact. One of our major holdings is the U.S. managed care provider WellPoint. While its earnings power is likely to be somewhat affected by any reforms, strong cash flow generation and a compelling valuation should remain drivers of the significant upside potential we see.

In addition, U.S. health care reform is likely to involve cost savings through the promotion of generic drugs over their patented counterparts, adding to a secular industry growth trend apparent in many regions. Among our other major holdings in the sector is Israel’s Teva Pharmaceutical, which is the largest generic drug manufacturer in the world. We believe this company is a premium play on generics, not only in the U.S. but globally, and it should deliver continued strong growth over the next few years.

Finally, our largest holding in the sector is the Swiss drug company Roche, which appears to be the most compelling investment of all the global pharmaceuticals. Less affected than many of its peers by impending patent expirations, Roche offers long-term durable earnings growth (augmented by its move this year to take full ownership of the U.S. biotechnology company Genentech) and an extremely attractive stock valuation. The company’s growth characteristics and valuation levels form a strong investment thesis, particularly in an economic environment where growth may be slower for some time.

Among other overweighted sectors, consumer discretionary and telecom stocks remain prominent, with Amazon and America Movil still among our largest holdings in each segment. The global advertising agency WPP is also a significant position in the consumer discretionary sector. We believe that the industry structure is favorable as the large global agencies continue to take market share due to their pricing power and ability to implement campaigns across multiple regions. They are also likely to emerge as winners in a digital world, given the increased complexity in designing and implementing campaigns across a range of media. WPP is attractive because of the quality of its franchise and exposure to growth markets, while its valuation offers encouragement relative to its own history and the broader market.

Toward the end of the period, we added a number of U.S. regional banks, including Fifth Third Bancorp. While facing headwinds from bad loans in the near term, Fifth Third retained its capital strength and reputation throughout the credit crisis and is positioned for a strong rebound over the medium to long term. In addition, the stock is attractively valued, having underperformed during the recent rally in financials.

At the regional level, we remain underweight in Japan considering the challenging growth environment, and we retain an overweight exposure to the emerging world—directly and also indirectly through developed-world companies that derive a significant portion of their revenues from emerging countries. Indeed, we remain convinced that emerging markets will continue to lead any fundamental rebound in developed economies. With our preferred nations supported by secular growth themes of urbanization, industrialization, and a less-indebted starting point, we believe there are compelling investment opportunities in emerging markets as part of our global best ideas strategy.

Investment Outlook

The current period is one of transition for international equities that will challenge investors but engender good opportunities to add value. On balance, we remain positive given that equities are still attractive compared with historical valuations and offer good upside potential relative to many asset classes. However, headwinds persist and global economic conditions are likely to remain tough into 2010. Although the global recession may have bottomed out, there is still great uncertainty about the strength of any recovery, with the secondary effects of higher unemployment not yet fully apparent. Moreover, while it appears we are beyond the midpoint of the financial crisis, there are serious ongoing problems. The emphasis is now shifting from high levels of consumer debt and the solvency of financial institutions to the creditworthiness of governments and the potential repercussions on currencies.

In addition, we believe the eventual withdrawal of economic and financial stabilization programs could become a concern for investors. A sustained recovery will depend on renewed consumer and corporate demand that will ultimately allow companies to rebuild profitability through sales growth.

When building the portfolio from the bottom up, we retain our focus on high-quality companies with robust franchises, strong cash flows, and solid balance sheets. We aim to identify businesses that will prosper during the next economic cycle. The economic environment, though it is improving, is likely to remain difficult for many companies. There will be further market share and consolidation opportunities for the stronger players as their weaker peers fall away. The portfolio continues to seek out the best global growth opportunities, and we believe its potential to deliver strong returns remains as high as ever, given attractive valuations and the secular expansion we expect from our holdings.

Respectfully submitted,

Robert N. Gensler
Chairman of the fund’s Investment Advisory Committee

November 20, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI All Country World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Global Equity Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Global Equity Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Global Equity Fund
October 31, 2009

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended October 31, 2009. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 10/31/09	Value 10/31/08
T. Rowe Price Reserve Investment Fund, 0.25%	¤	¤	$37	$5,621	$4,835
Totals			$37	$5,621	$4,835

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$5,621
Dividend income	37
Interest income	–
Investment income	$ 37
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Global Equity Fund
October 31, 2009
($000s except shares and per share amounts)

Assets		
Investments in securities, at value (cost $142,885)	$	175,507
Receivable for investment securities sold		5,841
Dividends and interest receivable		182
Foreign currency (cost $38)		38
Cash		25
Other assets		6,516
Total assets		188,109
Liabilities		
Payable for investment securities purchased		3,002
Investment management fees payable		93
Due to affiliates		7
Other liabilities		6,417
Total liabilities		9,519
NET ASSETS	**$**	**178,590**
Net Assets Consist of:		
Undistributed net investment income	$	1,317
Accumulated undistributed net realized loss		(89,655)
Net unrealized gain		32,633
Paid-in capital applicable to 21,820,459 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		234,295
NET ASSETS	**$**	**178,590**
NET ASSET VALUE PER SHARE	**$**	**8.18**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Global Equity Fund
($000s)

Year Ended 10/31/09
Investment Income (Loss)	
Dividend income	$ 4,586
Expenses	
Investment management	882
Shareholder servicing	1
Prospectus and shareholder reports	8
Custody and accounting	206
Registration	35
Legal and audit	65
Directors	6
Miscellaneous	12
Reductions of fees and expenses	
Investment management fees waived	(195)
Total expenses	1,020
Net investment income	3,566
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(42,123)
Foreign currency transactions	(23)
Net realized loss	(42,146)
Change in net unrealized gain (loss)	
Securities	78,924
Other assets and liabilities denominated in foreign currencies	37
Change in net unrealized gain	78,961
Net realized and unrealized gain	36,815
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 40,381**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Global Equity Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Global Equity Fund
October 31, 2009

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Global Equity Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on June 30, 2006. The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value the fund ultimately realizes on the securities. Further, fund management believes that no events have occurred between October 31, 2009, the date of this report, and December 22, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements On November 1, 2008, the fund adopted new accounting guidance that defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of this guidance did not have a material impact on the fund’s net assets or results of operations.

On May 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on October 31, 2009:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2009, approximately 20% of the fund’s net assets were invested, either directly or indirectly, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $155,385,000 and $117,769,000, respectively, for the year ended October 31, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Reclassifications between income and gain relate primarily to the character of currency gains and losses. For the year ended October 31, 2009, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended October 31, 2009 and October 31, 2008 were characterized for tax purposes as follows:

At October 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2009, unused capital loss carryforwards expire as follows: $32,450,000 in fiscal 2016 and $42,266,000 in fiscal 2017.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through February 28, 2011. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.75%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Pursuant to this agreement, management fees in the amount of $195,000 were waived during the year ended October 31, 2009. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $645,000 remain subject to repayment at October 31, 2009.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended October 31, 2009, expenses incurred pursuant to these service agreements were $107,000 for Price Associates and $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional International Funds, Inc. and
Shareholders of T. Rowe Price Institutional Global Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Global Equity Fund (one of the portfolios comprising T. Rowe Price Institutional International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 22, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $2,327,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $508,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name (Year of Birth)
Year Elected*	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies

Jeremiah E. Casey (1940)	Director, National Life Insurance (2001 to 2005); Director, The Rouse Company, real estate developers
2006	(1990 to 2004)

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Under Armour
1991	(2008 to present); Director, Vornado Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers
(1997 to 2004)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm (1995 to present)
1989

Karen N. Horn (1943)	Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present);
2003	Director, Norfolk Southern (2008 to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers (1941)	President, A&R Development Corporation (1977 to present)
2006

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present);
2001	Partner, Blackstone Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek (1957)	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director,
2009	The Goldman Sachs Group, Inc. (1984 to 2008)

*Each independent director oversees 124 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price
Portfolios Overseen]	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies

Edward C. Bernard (1956)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe
2006 [124]	Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.;
Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and
T. Rowe Price Services, Inc.; Director, T. Rowe Price International, Inc.; Chief Executive Officer, Chairman of
the Board, Director, and President, T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment
2006 [69]	Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Institutional International Funds	Principal Occupation(s)

Christopher D. Alderson (1962)	Chief Executive Officer, Director, and President, T. Rowe Price
President	International, Inc.; Vice President, T. Rowe Price Global Investment
Services Limited and T. Rowe Price Group, Inc.

Jeffrey W. Arricale, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	International, Inc.

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price, T. Rowe Price Global Investment Services
Vice President	Limited, and T. Rowe Price Group, Inc.; formerly Financial Analyst,
Goldman Sachs (to 2005)

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price Global Investment Services
Executive Vice President	Limited, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and
T. Rowe Price Trust Company

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	International, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President	International, Inc., and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price Global Investment Services
Executive Vice President	Limited, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
Chief Compliance Officer	T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment Services Limited,
Vice President	T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Treasurer	Trust Company; formerly Partner, PricewaterhouseCoopers, LLP
(to 2007)

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price Global Investment Services
Vice President	Limited, and T. Rowe Price Group, Inc.

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price Global Investment Services
Executive Vice President	Limited, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary	Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	International, Inc.

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

David Oestreicher (1967)	Director and Vice President, T. Rowe Price Investment Services, Inc.,
Vice President	T. Rowe Price Trust Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global Asset Management Limited,
T. Rowe Price Global Investment Services Limited, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan
Services, Inc.

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	International, Inc.

Joseph Rohm (1966)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International,
Executive Vice President	Inc.; formerly Equity Analyst, Insight Investment (to 2005)

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price, T. Rowe Price Global Investment Services
Vice President	Limited, and T. Rowe Price Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price Investment Services, Inc., and
Vice President	T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,179,000 and $2,174,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 22, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 22, 2009